UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 15, 2009

Promodoeswork.com, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-147169	98-0521484
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5600-Retail-Nonstore
Retailers	0001417624
(Standard Industrial	(Central Index Key)
Classification)

6972 Coach Lamp Drive, Chilliwack, BC, Canada V2R 2Y7
(Address of principal executive offices, including zip code)

(604) 858-0172
(Registrant's telephone number, including area code)

Copy of Communication to:
Befumo & Schaeffer, PLLC
Attention: Andrew J. Befumo, Esq.
2020 Pennsylvania Ave., NW Suite 840
Washington, DC 20006

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sale of Securities

Item 5.01 Changes in Control of Registrant

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

EXHIBITS

EX-10.1 Affiliate Stock Purchase Agreement between Darryl Mills and Allhomely International Limited

EX-10.2 Restricted Stock Purchase Agreement between John Spencer, Derrick Waldman, and Louis Waldman and Allhomely International Limited

EX-99.1 Memorandum of Understanding between Changda International Ltd. and Promodoeswork.com, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

On January 15, 2009, Darryl Mills (the "Affiliate Seller"), a major shareholder and affiliate of Promodoeswork.com, Inc. (the "Registrant"), consummated one Affiliate Stock Purchase Agreement (the "Affiliate Agreement") with Allhomely International, Limited (the "Buyer"). Pursuant to the Affiliate Agreement, which is attached to this Form 8-K Current Report as Exhibit 10.1, the Buyer acquired from the Affiliate Seller a total 2,000,000 restricted shares of common stock of the Registrant for a total price of One Hundred Thousand Dollars ($100,000.00).

Also on January 15, 2009, John Spencer, Derrick Waldman, and Louis Waldman (collectively the “Restricted Sellers”), shareholders and affiliates of the Registrant, consummated one Restricted Stock  Purchase Agreement (the " Share Agreement") with the Buyer.  Pursuant to the Share Agreement, which is attached to this Form 8-K Current Report as Exhibit 10.2, the Buyer acquired from the Restricted Sellers  a total 2,200,000 restricted shares of common stock of the Registrant for a total price of Eighty Seven Thousand Five Hundred Dollars ($87,500.00).

As the result, under the terms and conditions of the Affiliate Agreement and the Share Agreement, the Buyer acquired from Affiliate Seller and Restricted Sellers a total 4,200,000 shares of common stock of the Registrant (the "Transaction"), representing approximately 47.7% of the total issued and outstanding shares of the Registrant.

Item 3.02 Unregistered Sale of Securities

As described in the Item 1.01, on January 15, 2009, the "Affiliate Seller consummated the Affiliate Agreement (Exhibit 10.1) with the Buyer. Pursuant to the Affiliate Agreement the Buyer acquired from the Affiliate Seller a total 2,000,000 restricted shares of common stock of the Registrant for a total price of One Hundred Thousand Dollars ($100,000.00).

Also on January 15, 2009, the Restricted Sellers consummated the Share Agreement with the Buyer.  Pursuant to the Share Agreement (Exhibit 10.2), the Buyer acquired from the Restricted Sellers  a total 2,200,000 restricted shares of common stock of the Registrant for a total price of Eighty Seven Thousand Five Hundred Dollars ($87,500.00).

Item 5.01 Changes in Control of Registrant.

As described in the Item 1, on January 15, 2009 the Buyer acquired from Affiliate Seller and Restricted Sellers a total 4,200,000 shares of common stock of the Registrant, representing approximately 47.7% of the total issued and outstanding shares of the Registrant. As the result, the Buyer acquired control of the Registrant on January 15, 2009.

Each share of common stock that the Buyer acquired is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the board of directors of the Registrant (the "Board of Directors") may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

Immediately prior to the closing of the Transaction, Louis Waldman served as the Registrant’s President, and Derrick Waldman served as the Registrant’s Secretary and Treasurer.   Immediately following the closing of the Transaction Mr. Jan Panneman was nominated and elected by the Board of Directors as Registrant’s President and Chief Executive Officer to serve until his successors shall be elected and qualified until the earlier of  death, resignation or removal in the manner provided for in the Company’s by-laws;

Also following the closing of the Transaction Mr. Jan Panneman was appointed as Director of the Company to serve until his successors shall be elected and qualified on the earlier of death, resignation or removal in the manner provided for in the Company’s by-laws. Following the election and appointment of Mr. Jan Panneman as officer and Director of the Company, Louis Waldman, Derrick Waldman, and John Spencer tendered their resignations as officers and directors of the Company.

The Registrant was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (17 CFR 240.12b-2)) immediately before the Buyer acquired the control of the Registrant. Accordingly, pursuant to the requirements of Item 5.01(a)(8) of Current Report on Form 8-K, set forth below is the information that would be required if the Registrant was filing a general form for registration of securities on Form 10-SB (17 CFR 249.210b) under the Exchange Act, reflecting the Registrant's common stock, which is the only class of its securities subject to the reporting requirements of Section 13 (15 U.S.C. 78m) or Section 15(d) (15 U.S.C. 78o(d)) of the Exchange Act upon consummation of the change in control, with such information reflecting the Registrant and its securities upon consummation of the Transaction.

Pursuant to Item 5.01(a)(8) of Current Report on Form 8-K, the information contained in Items 1, 2, 3 and 4 of Part I; Items 5, 6, 7, 8 and 9A of Part II; Items 10, 11 and 12 , 13 and 14 of part III;  and Item 15 of Part IV of the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 2008, as well as the information contained in Items 1, 2, 3 and 4 of Part I and Item 6 of Part II of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, are hereby incorporated by reference into this Current Report on Form 8-K under Item 5.01 hereof.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of December 31, 2008 prior to the Transaction, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

Name of Beneficial	Amount of Direct		Percent of
Owner	Ownership	Position	Class

Darryl Mills	2,000,000	None	22.727%

Louis Waldman	2,000,000	President, Director	22.727%

Derrick Waldman	100,000	Secretary, Treasurer Director	1.14%

John Spencer	100,000	Director	1.14%

All Directors/ Officers	2,200,000	---------------	25%

(1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.

(2) Based on 8,800,000 shares of Common Stock issued and Outstanding.

Directors, Executive Officers, Promoters and Control Persons

Our directors serve until his or her successor is elected and qualified. Each of our officers is elected by the board of directors to a term of one (1) year and serves until his or her successor is duly elected and qualified, or until he or she is removed from office. The board of directors has no nominating, auditing or compensation committees.

The name and position of our officers and directors prior to the consummation of the Transaction are set forth below:

Name	Position Held

Derrick Waldman	Director, Secretary, Treasurer

Louis Waldman	President, Director

John Spencer	Director

Directors serve until our next annual meeting of the stockholders or unless they resign earlier. The board of directors elects officers and their terms of office are at the discretion of the board of directors.

Background of Officers and Directors

Mr. Louis Waldman has been Registrant’s Director since January 31, 2007, and President since February 1, 2007. Mr. Derrick Waldman has been Registrant’s Director since January 31, 2007, and Secretary and Treasurer since February 1, 2007.  Mr. John Spencer has been Director of the Registrant since January 31, 2007.

During the past five years, Neither Louis Waldman, Derrick Waldman, nor John Spencer have been the subject of the following events:

1. Any bankruptcy petition filed by or against any business of which Louis Waldman, Derrick Waldman or John Spencer was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

2. Any conviction in a criminal proceeding or being subject to a pending criminal proceeding.

3. An order, judgment, or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Louis Waldman, Derrick Waldman, or John Spencer’s  involvement in any type of business, securities or banking activities.

4. Found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Future Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Executive Compensation

The following table sets forth the compensation paid by us from inception on September 12, 2006 through July 31, 2008, for our officers. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid to our named executive officer.

Executive Officer Compensation Table

						Non-	Nonqualified
						Equity	Deferred	All
						Incentive	Compensa-	Other
Name and				Stock	Option	Plan	tion	Compen-
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	sation	Total
Position	Year	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Derrick	2008	0	0	0	0	0	0	0	0
Waldman	2007	0	0	0	0	0	0	0	0

Louis	2008	0	0	0	0	0	0	0	0
Waldman	2007	0	0	0	0	0	0	0	0

John Spencer	2008	0	0	0	0	0	0	0	0
	2007	0	0	0	0	0	0	0	0

Director Compensation

The directors of the Registrant have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

Certain Relationships and Related Transactions

There have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

Indemnification of Directors and Officers

The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Nevada.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Mr. Jan Panneman as Officer

On January 15, 2009 Mr. Jan Panneman was nominated and elected by the Board of Directors as Registrant’s President and Chief Executive Officer to serve until his successors shall be elected and qualified until the earlier of  death, resignation or removal in the manner provided for in the Company’s by-laws.

Information about Jan Panneman is set forth below under "Appointment of Mr. Jan Panneman to the Board of Directors"

Appointment of Mr. Jan Panneman to the Board of Directors

On January 15, 2009, Mr. Jan Panneman was appointed as Chairman of the Board of Directors of the Company to serve until his successors shall be elected and qualified on the earlier of death, resignation or removal in the manner provided for in the Company’s by-laws.

Mr. Panneman has six years of experience as a project manager and independent business advisor in the City of London. Mr. Panneman is also a co-founder of Qingdao China Partners Investment Advisory, a Peoples Republic of China (“PRC”) centric strategic management advisory company, which was successfully merged in 2007 with now PLUS Markets quoted Geo Genesis Group Ltd. Mr. Panneman currently lives and works in the PRC.

Mr. Jan Panneman has not been involved in any of the following proceedings during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

There are no employment agreements between the Registrant and Jan Panneman.

Departure of Louis Waldman as the President and Director, Departure of Derrick Waldman as Secretary, Treasurer and Director, and Departure of John Spencer as Director.

Immediately following the closing of the Transaction, on January 15, 2009, Louis Waldman resigned as Registrant’s President and Director, Derrick Waldman resigned as Registrant’s Secretary, Treasurer and Director, and John Spencer resigned as Registrant’s Director

Item 8.01 Other Events

Entry into Memorandum of Understanding.

On January 14, 2009, Registrant entered into a Memorandum of Understanding (attached to this Current Report on Form 8-K as Exhibit 99.1) with Changda International, Ltd., a limited liability company organized under the laws of Marshall Islands.  Changda has two wholly owned subsidiaries (the “Subsidiaries) situated in Weifang, the Shandong Province of the People’s Republic of China. The Subsidiaries are operating businesses involved in the production and commercialization of fertilizers and in the chemical sector.

The Memorandum of Understanding sets forth the intentions of the Registrant to acquire 100% of the voting capital stock of Changda in exchange solely for common shares of the Registrant.  Consummation of definitive agreements governing Registrant’s acquisition of Changda is anticipated by early to mid February, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1   Affiliate Stock Purchase Agreement between Darryl Mills and Allhomely International, Limited.

Exhibit 10.2   Share Purchase Agreement between John Spencer, Derrick Waldman, Louis Waldman and Allhomely International, Limited.

Exhibit 99.1  Memorandum of Understanding between Registrant and Changda International, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2009	PROMODOESWORK.COM, INC.

/s/Jan Panneman /s/
Jan Panneman
President